UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2009

Provident Community Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5735	57-1001177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Celanese Road, Rock Hill, South Carolina	29732
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   803-325-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 1, 2009, Provident Community Bancshares, Inc., the holding company for Provident Community Bank, N.A., announced its first quarter results for the period ending March 31, 2009. The press release announcing financial results for the quarter ending March 31, 2008 is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statement of Businesses Acquired: Not applicable
(b)	Pro Forma Information: Not applicable
(c)	Shell Company Transactions: Not applicable
(d)	Exhibits
	Number	Description
	99.1	Earnings Release Dated May 1, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Provident Community Bancshares, Inc. (Registrant)
May 1, 2009 (Date)	/s/ DWIGHT V. NEESE Dwight V. Neese President and Chief Executive Officer